Exhibit 10.18


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                               TULTEX CORPORATION
                          CALIFORNIA SHIRT SALES, INC.
                              DOMINION STORES, INC.
                            TULTEX/T-SHIRT CITY, INC.
                                TRACK GEAR, INC.
                                   AKOM, LTD.
                           DOMINION DISTRIBUTION, INC.
                       LIGA MAYOR DE MEXICO, S.A. DE C.V.
                          TULTEX SUBSIDIARY (VA), INC.
                         TULTEX SUBSIDIARY (MASS), INC.
                               TULTEX CANADA, INC.
                              SWEATJET INCORPORATED
                           TULTEX INTERNATIONAL, INC.


                  --------------------------------------------


                              MASTER COLLATERAL AND
                               SECURITY AGREEMENT

                  --------------------------------------------



                                       TO
                   U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE


                             DATED AS OF MAY 7, 1999



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                                       TABLE OF CONTENTS

                                                                                          PAGE

1.      PRELIMINARY STATEMENTS...............................................................1

2.      INTERPRETATION OF THIS AGREEMENT.....................................................2
        2.1    Terms Defined.................................................................2
        2.2    Section Headings and Table of Contents and Construction, etc.................12
        2.3    Separate Agreements..........................................................13
        2.4    Partial Invalidity...........................................................13
        2.5    Governing Law................................................................13

3.      COLLATERAL..........................................................................13
        3.1    Grant of Security Interest...................................................13
        3.2    Collateral-Related Rights and Undertakings...................................14
        3.3    Covenant Regarding Additional Real Estate and Leases.........................21
        3.4    Covenant Regarding Proprietary Rights........................................21
        3.5    Covenant Regarding Notices to the Agent......................................22
        3.6    Assignment of Claims Act.....................................................22

4.      REPRESENTATIONS AND WARRANTIES......................................................22
        4.1    Ownership of Collateral......................................................22
        4.2    Incorporation................................................................22
        4.3    Corporate Powers and Authorization...........................................23
        4.4    Governmental Filings; Registration...........................................23
        4.5    Enforceability...............................................................24
        4.6    Location of Inventory and Equipment, etc.....................................24
        4.7    Proprietary Rights...........................................................25
        4.8    Receivables..................................................................25
        4.9    Real Property................................................................25
        4.10   Year 2000 Compliance.........................................................25
        4.11   Accuracy of Preliminary Statements...........................................25

5.      DEFAULTS -- REMEDIES................................................................25
        5.1    Default Remedies.............................................................25
        5.2    Other Enforcement Rights.....................................................28
        5.3    Power of Attorney............................................................28
        5.4    Effect of Sale, etc..........................................................29
        5.5    Delay or Omission; No Waiver.................................................29
        5.6    Restoration of Rights and Remedies...........................................30
        5.7    Application of Proceeds......................................................30
        5.8    Cumulative Remedies..........................................................30
        5.9    Waivers by the Obligors......................................................30
        5.10   Consent......................................................................31


                                              ii

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
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
6.      MISCELLANEOUS.......................................................................31
        6.1    Communications...............................................................31
        6.2    Waiver and Amendment.........................................................31
        6.3    Survival.....................................................................31
        6.4    Successors and Assigns.......................................................32
        6.5    Reproduction of Documents....................................................32
        6.6    Additional Parties...........................................................32
        6.7    Consistent with Indentures and Intercreditor Agreement.......................32
        6.8    Term of Agreement............................................................33
        6.9    Entire Agreement.............................................................33
        6.10   Execution in Counterpart.....................................................33

Annex 1        --     Principal Executive Offices; Location of Books and Records; Trade Names
Annex 2        --     Locations of Inventory and Equipment
Annex 3        --     Trademarks, Trade Names and Patents
Annex 4        --     Real Estate
Annex 5        -      Five Specified Real Properties
Annex 6        -      Nine Specified Real Properties

Exhibit A      --     Form of Acknowledgment and Agreement

                    MASTER COLLATERAL AND SECURITY AGREEMENT

        MASTER COLLATERAL AND SECURITY AGREEMENT (as may be amended, restated, supplemented or otherwise modified from time to time, this "AGREEMENT"), dated as of May 7, 1999, among each of TULTEX CORPORATION, a Virginia corporation (together, with its successors and assigns, the "COMPANY"), CALIFORNIA SHIRT SALES, INC., a Virginia corporation ("CALIFORNIA SHIRT"), DOMINION STORES, INC., a Virginia corporation ("DOMINION STORES"), TULTEX/T-SHIRT CITY, INC., a Virginia corporation, TRACK GEAR, INC., a Virginia corporation, AKOM, LTD., a Cayman Islands, B.W.I. corporation ("AKOM"), DOMINION DISTRIBUTION, INC., a Virginia corporation, LIGA MAYOR DE MEXICO S.A. DE C.V., a Mexican corporation, TULTEX SUBSIDIARY (VA) INC., a Virginia corporation formerly known as Logo Athletic, Inc. and Logo 7, Inc. ("TULTEX VIRGINIA"), TULTEX SUBSIDIARY (MASS) INC., a Massachusetts corporation formerly known as Universal Industries, Inc. and as Logo Athletic/Headwear, Inc. ("TULTEX MASSACHUSETTS"), TULTEX CANADA, INC., a Canadian corporation ("TULTEX CANADA"), SWEATJET INCORPORATED, a Virginia corporation ("SWEATJET"), and TULTEX INTERNATIONAL, INC., a Virginia corporation ("TULTEX INTERNATIONAL") (all of the foregoing (other than the Company), together with their respective successors and assigns, referred to herein, individually, as a "SUBSIDIARY GRANTOR," and, collectively, as the "SUBSIDIARY GRANTORS;" the Company and the Subsidiary Grantors being collectively referred to herein as the "OBLIGORS"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as beneficiary and grantee ("US BANK"), not in its individual corporate capacity but solely in its capacity as security trustee (in its capacity as such security trustee, and together with any successor or co-security trustee that becomes such in accordance with the provisions of the Indentures (as hereinafter defined), the "TRUSTEE") for the Noteholders (as hereinafter defined) pursuant to the Indentures. Capitalized terms used herein, and not otherwise defined herein, have the respective meanings ascribed thereto in Section 2.1; and interpretive provisions with respect to certain other terms used herein are set forth in Section 2.2.

1.      PRELIMINARY STATEMENTS

        1.1 The Company, as issuer, AKOM, Dominion Stores, California Shirt, Tultex International, Logo 7, Inc. (predecessor to Tultex Virginia), Universal Industries, Inc. (predecessor to Tultex Massachusetts), Tultex Canada and Sweatjet, as guarantors, and First Union National Bank of Virginia ("FIRST UNION"), as trustee, entered into an indenture, dated as of March 15, 1995 (the "1995 INDENTURE"), pursuant to which the Company was authorized to issue $110,000,000 in Securities (as defined therein) and said guarantors were obligated to Guarantee (as defined therein) any such issued Securities. The 1995 Indenture was amended by that certain First Supplemental Indenture, dated May
1, 1997, and is being further amended by that certain Second Supplemental Indenture, on or about the date hereof (the 1995 Indenture, as amended by said First and Second Supplemental Indentures, is referred to herein as the "FIRST INDENTURE").

        1.2 The Company, as issuer, AKOM, Dominion Stores, Logo 7, Inc. (predecessor to Tultex Virginia), Universal Industries, Inc. (predecessor to Tultex Massachusetts), Sweatjet, Tultex International and Tultex Canada, as guarantors, and First Union, as trustee, entered into an indenture, dated as of April 15, 1997 (the "1997 INDENTURE"), pursuant to which the Company was authorized to issue $75,000,000 in Securities (as defined therein) and said guarantors were obligated to Guarantee (as defined therein) any such issued Securities. The 1997 Indenture was amended by that certain First Supplemental Indenture, dated May

1, 1997, and is being further amended by that certain Second Supplemental Indenture, on or about the date hereof (the 1997 Indenture, as amended by said First and Second Supplemental Indentures, is referred to herein as the "SECOND INDENTURE"; the First Indenture and the Second Indenture are collectively referred to herein as the "INDENTURES," which term shall refer to such Indentures, as each may be amended, supplemented, restated or otherwise modified from time to time).

        1.3 Pursuant to the First Indenture the Company issued certain 10-5/8% Senior Notes due March 15, 2005. Pursuant to the Second Indenture the Company issued certain 9-5/8% Senior Notes due April 15, 2007. Such notes, as amended, extended, renewed, consolidated or otherwise modified from time to time, together with any and all notes that may be given from time to time in substitution or replacement therefor, are collectively referred to herein as the "NOTES." The Persons whose names appear on the register, maintained pursuant to each Indenture for the registration and for the transfer and exchange of Notes, as the registered owners from time to time of any of the Notes are collectively referred to herein as the "NOTEHOLDERS."

        1.4 The indebtedness evidenced by the Notes bears interest and is payable as provided in the Notes and the Indentures.

        1.5 To induce the Noteholders to enter into the Second Supplemental Indenture which amends the 1995 Indenture and the Second Supplemental Indenture which amends the 1997 Indenture, the Obligors have agreed to execute and deliver this Agreement as security for the Secured Obligations.

        1.6 The Liens granted herein to the Trustee by each of the Obligors are for the ratable benefit of the Noteholders, as provided in the Indentures.

        1.7 The Trustee is to act as trustee on behalf of the Noteholders, in accordance with the terms of the Indentures, this Agreement and the other Financing Documents.

        1.8 All acts and proceedings required by law and by the certificate or articles of incorporation and bylaws of each of the Obligors necessary to constitute this Agreement a valid and binding agreement for the uses and purposes set forth herein, in accordance with its terms, have been done and taken, and the execution and delivery hereof has been in all respects duly authorized.

2.      INTERPRETATION OF THIS AGREEMENT

        2.1    TERMS DEFINED.

        As used in this Agreement, the following terms have the respective meanings set forth below or provided for in the section or other part of this Agreement referred to immediately following such term (such definitions to be equally applicable to both the singular and plural forms of the terms defined) or, if not defined herein, then as defined in the Indentures.

        ACCOUNT DEBTOR -- means a Person who is obligated on a Receivable.

        AGENT - means NationsBank, N.A., in its capacity as Agent for the Lenders under the Loan Agreement, together with its successors and assigns in such capacity.

        AGREEMENT -- has the meaning set forth in the introductory sentence hereof.

        AKOM -- has the meaning specified in the introductory sentence hereof.

        BOOKS AND RECORDS -- means all books, records, operator's manuals, ledger cards, computer programs, computer disks and tapes and other similar Property and general intangibles at any time evidencing or relating to any of the Obligors' Receivables, Inventory or other Property constituting Collateral.

        CALIFORNIA SHIRT - has the meaning set forth in the introductory sentence hereof.

        CAPITAL LEASE -- means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

        CAPITALIZED LEASE OBLIGATION -- means Indebtedness represented by obligations under a Capital Lease, and the amount of such Indebtedness shall be the capitalized amount of such obligations determined in accordance with GAAP.

        COLLATERAL -- means and includes, collectively, all of the collateral referred to in each of the Security Documents and all of each Obligor's right, title and interest in and to each of the following, wherever located and whether now or hereafter existing or now owned or hereafter acquired or arising:

                      (a)    all Receivables;

                      (b)    all Inventory;

                      (c)    all Contract Rights;

                      (d)    all General Intangibles;

                      (e)    all Tax Refund Claims;

                      (f)    all Equipment;

                      (g)    all Real Estate;

                      (h) all goods and other Property, whether or not delivered, (i) the sale or lease of which gives or purports to give rise to any Receivable, including all merchandise returned or rejected by or repossessed from customers, or (ii) securing any Receivable, including all rights as an unpaid vendor or lienor (including stoppage in transit, replevin and reclamation) with respect to such goods and other Property;


                      (i) all mortgages, deeds to secure debt and deeds of trust on real or personal Property, guaranties, leases, security agreements, and other agreements and Property which secure or relate to any Receivable or other Collateral, or are acquired for the purpose of securing and enforcing any item thereof;

                      (j) all documents of title, policies and certificates of insurance, securities, chattel paper and other documents and instruments evidencing or pertaining to any and all items of Collateral;

                      (k) all files, correspondence, computer programs, tapes, discs and related data processing software which contain information identifying or pertaining to any Tax Refund Claim or any of the Receivables or any Account Debtor, or showing the amounts thereof or payments thereon or otherwise necessary or helpful in the realization thereon or the collection thereof;

               (l) any demand, time, savings, passbook, money market or like depository account, and all certificates of deposit, maintained with a bank, savings and loan association, credit union or like organization;

                      (m) all cash deposited with the Trustee or any Noteholder, or which the Trustee, for the benefit of the Secured Creditors, or any Noteholder, is entitled to retain or otherwise possess as collateral pursuant to the provisions of this Agreement or any of the Security Documents; and

               (n) any and all products and proceeds of the foregoing (including any claim to any item referred to in this definition, and any claim against any third party for loss of, damage to or destruction of any or all of, the Collateral or for proceeds payable under, or unearned premiums with respect to, policies of insurance) in whatever form, including cash, negotiable instruments and other instruments for the payment of money, investment property, chattel paper, security agreements and other documents.

               COMPANY -- has the meaning specified in the introductory sentence hereof.

               CONTRACT RIGHTS - means any rights under contracts not yet earned by performance and not evidenced by an instrument or chattel paper, which contracts relate to or arise out of any of the Receivables or Inventory.

               COPYRIGHTS - means and includes, in each case whether now existing or hereafter arising, all of each Obligor's right, title and interest in and to: (a) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations and copyright applications; (b) all renewals of any of the foregoing; (c) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing, including damages or payments for past or future infringements of any of the foregoing; (d) the right to sue for past, present and future infringements of any of the foregoing; and (e) all rights corresponding to any of the foregoing throughout the world.

               DEFAULT -- means an event or condition the occurrence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.


               DOLLAR and $ mean freely transferable United States dollars.

               DOMINION STORES -- has the meaning specified in the introductory sentence hereof.

               EFFECTIVE DATE - means May 7, 1999, or such later date upon which this Agreement shall first become effective.

               ENVIRONMENTAL PROTECTION LAW -- means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the
                                        4
        protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

               EQUIPMENT - means all machinery, apparatus, equipment, motor vehicles, tractors, trailers, rolling stock, fittings and fixtures and other tangible personal property (other than Inventory) of every kind and description used in the Obligors' business operations or owned by an Obligor or in which an Obligor has an interest, and all parts, accessories and special tools and all increases and accessions thereto and substitutions and replacements therefor.

               EVENT OF DEFAULT -- means, at any time, the occurrence and continuance of any one or more of the following, for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or otherwise):

                      (i) an "Event of Default" under and as defined in either
               or both of the Indentures; or

                      (ii) a failure by any Obligor to perform or comply in any
               material respect with any covenant or agreement of such Obligor set forth in this Agreement or any other Financing Document; or

                      (iii) any warranty, representation or other statement by
               or on behalf of any Obligor contained in any of the Financing Documents, in any written amendment, supplement, modification or waiver with respect to any Financing Document or in any instrument furnished in compliance herewith or in reference hereto, shall have been false or misleading in any material respect when made; or

                      (iv) any Financing Document shall cease to be in full
               force and effect or shall be declared by a court or other Govenmental Authority of competent jurisdiction to be void, voidable or unenforceable against any Obligor party thereto; the validity or enforceability of any Financing Document against any Obligor party thereto shall be contested by any Obligor or any Affiliate thereof; or any Obligor shall deny that any one or more of the Obligors has any further liability or obligation under any Financing Document to which it is a party; or

                      (v) the failure of the Obligors, prior to June 24, 1999,
               to (A) grant to the Trustee, subject to the following clauses
               (B), (C), (D), (E), (F) and (G), (1) perfected first priority Liens (subject only to prior Permitted Liens) on all of the Noteholder Priority Collateral (as defined in the Intercreditor Agreement) (other than leasehold interests in retail outlet stores) in which any of the Obligors possess any right, title or interest on and as of the Effective Date and (2) perfected Liens, prior to all Liens other than those granted to the Agent pursuant to the Loan Agreement, on all of the Bank Priority Collateral (as defined in the Intercreditor Agreement) in which any of the Obligors possess any right, title or interest on and as of the Effective Date, (B) obtain landlord consents and lien waivers (substantially in the form and on the terms requested by Trustee) with respect to each of the real Properties listed on Annex 5,
               (C) obtain landlord consents and lien waivers (substantially in the form and on the terms requested by Trustee) with respect to seven of the nine real Properties listed on Annex 6, (D) have used their best efforts to (1) grant to the Trustee perfected first
                                              5
               priority Liens on all of its interests in real Property located in Jamaica and (2) obtain landlord consents and lien waivers (substantially in the form and on the terms requested by Trustee) with respect to such real Property, (E) obtain landlord lien waivers (substantially in the form and on the terms requested by Trustee) with respect to substantially all other real Properties leased by any of the Obligors, (F) deliver to the Trustee one or more survey maps, reasonably satisfactory in form and substance to Trustee and prepared by a surveyor licensed in Virginia, depicting all of the Company's real Property located in Martinsville, Virgina, and all of the Company's real Property located in Henry County, Virginia, and cooperate with Trustee's efforts to develop correct legal descriptions for each site forming part of such real Property (including correction of any errors or oversights with respect to the legal descriptions presently attached to the Mortgages) and take all steps required to correct or supplement the Mortgages accordingly, and (G) comply with the obligations referred to in the last sentence of
               Section 3.2(c)(ii) as the Trustee shall request in order to perfect such Liens and protect the Trustee's interest in such Collateral, except, in each of the foregoing cases, for such failures that shall have been expressly waived by the Trustee in writing.

               FINANCING DOCUMENTS - means the Notes, the Indentures, this Agreement, the Security Documents and all other documents and instruments now or hereafter evidencing, securing or guarantying all or any part of the Secured Obligations or otherwise governing the responsibilities of the Obligors, or any of them, in connection with the Secured Obligations, the Collateral or any other security for the Secured Obligations.

               FINANCING STATEMENTS -- means any and all Uniform Commercial Code financing statements (or other similar documents), in form and substance satisfactory to the Trustee, executed and delivered by any Obligor to the Trustee, naming the Trustee, for the benefit of the Secured Creditors, as secured party, and such Obligor as debtor, in connection with this Agreement.

               FIRST INDENTURE - has the meaning specified in Section 1.1.

               FIRST UNION - has the meaning specified in Section 1.1.

               GAAP -- means generally accepted accounting principles as in effect from time to time in the United States of America.

               GENERAL INTANGIBLES -- means all of the Obligors' now owned or hereafter acquired general intangibles and other intangible personal property of every kind and nature which relate to or arise out of any of the Receivables or Inventory, including all of the following which relate to or arise out of any of the Receivables or Inventory: all Proprietary Rights, corporate or other business records, inventions, designs, blueprints, plans, specifications, goodwill, computer software, customer lists, registrations, licenses, franchises, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, property, casualty or any similar type of insurance and any proceeds thereof, and any letter of credit, guarantee, claims, security interest or other security held by or granted to any Obligor to secure payment by an Account Debtor of any of the Receivables.

               GOVERNMENTAL AUTHORITY -- means

                      (a)    the government of

                             (i) the United States of America or any state or
                      other political subdivision thereof, or

                             (ii) any jurisdiction in which the Company or any
                      Subsidiary thereof conducts all or any part of its business, or which asserts jurisdiction over any Properties of the Company or any Subsidiary thereof, or

                      (b) any entity exercising executive, legislative,
               judicial, regulatory or administrative functions of, or pertaining to, any such government.

               INDENTURES - has the meaning specified in Section 1.2.

               INTERCREDITOR AGREEMENT -- means the Intercreditor Agreement, dated as of the date of this Agreement, between the Agent and Trustee.

               INVENTORY - means all "inventory" as such term is defined in the Uniform Commercial Code and shall include, without limitation, (a) all goods intended for sale or lease by the Obligors, or for display or demonstration, (b) all work in process, (c) all raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, packing, shipping, advertising, selling, leasing or furnishing of such goods or otherwise used or consumed in the Obligors' business, and (d) all documents evidencing and general intangibles relating to any of the foregoing.

               LENDERS - means, at any time, all of the financial institutions party to the Loan Agreement at such time, including their successors and assigns.

               LIEN - means, as applied to the Property of any Person: (a) any mortgage, deed to secure debt, deed of trust, lien, pledge, charge, lease constituting a Capitalized Lease Obligation, conditional sale or other title retention agreement, or other security interest, security title or encumbrance of any kind in respect of any Property of such Person, or upon the income or profits therefrom; (b) any arrangement, express or implied, under which any Property of such Person is transferred, sequestered or otherwise identified for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to the payment of the general, unsecured creditors of such Person; (c) any Indebtedness which is unpaid more than 60 days after the same shall have become due and payable and which if unpaid might by law (including bankruptcy and insolvency laws), or otherwise, be given any priority whatsoever over the claims of general unsecured creditors of such Person; and (d) the filing of, or any agreement to give, any financing statement under the Uniform Commercial Code or its equivalent in any jurisdiction, excluding informational financing statements relating to leased property.

               LOAN AGREEMENT - means the Loan and Security Agreement, dated as of the date hereof, among the Obligors, the Lenders and the Agent, as in effect on the date hereof.

               LOGO ATHLETIC NOTE - means, collectively, (a) the Non-Negotiable Subordinated Promissory Note of TKS Acquisition, Inc., dated July 15, 1998, payable to the Company in the Company in the principal amount of $5,000,000, (b) the Non-Negotiable Subordinated Promissory Note of TKS Acquisition, Inc., dated July 15, 1998, payable to the Company in the Company in the principal amount of $2,500,000, (c) the Non-Negotiable Subordinated Promissory Note of TKS Acquisition, Inc., dated July 15, 1998, payable to the Company in the Company in the principal amount of $5,000,000.

               MAJORITY NOTEHOLDERS -- means, at any time, (a) the holders of a majority in aggregate principal amount of the "Securities" (as defined in the First Indenture) and (b) the holders of a majority in aggregate principal amount of the "Securities" (as defined in the Second Indenture), in each case, excluding any such Securities held by, or owing to, one or more of the Company, any Obligor, or any of their respective Subsidiaries or Affiliates.

               MATERIAL ADVERSE EFFECT -- means a material adverse effect on

                      (a) the business, operations, affairs, financial
               condition, assets or properties of the Obligors, taken as a whole, or

                      (b) the fair market value of the Collateral, taken as a
               whole, or

                      (c) the ability of any Obligor to perform its material
               obligations under any of the Financing Documents to which it is a party, or

                      (d) the validity or enforceability of any of the Financing
               Documents.

               MORTGAGED REAL ESTATE -- means and includes all "Property" (as such term is defined in each of the Mortgages) subject to the Lien in favor of the Trustee granted pursuant to the Mortgages and (without duplication) all of the Real Estate described on ANNEX 4, together with all Real Estate with respect to which the Obligors are required to deliver a Mortgage to the Trustee pursuant to Section 3.3(a).

               MORTGAGES - means and includes any and all of the mortgages, deeds of trust, deeds to secure debt, assignments and other instruments executed and delivered by the Obligors pursuant to which the Obligors grant to the Trustee, for the benefit of the Secured Creditors, a Lien on all Mortgaged Real Estate, and all amendments, modifications and supplements thereto.


               1995 INDENTURE - has the meaning specified in Section 1.1.

               1997 INDENTURE - has the meaning specified in Section 1.2.

               NOTEHOLDERS - has the meaning specified in Section 1.3.

               NOTES - has the meaning specified in Section 1.3.

               OBLIGORS -- has the meaning specified in the introductory sentence hereof.
                                        8

               PATENT ASSIGNMENT -- means the Collateral Assignment and Patent Security Agreement, dated on or about the Effective Date, made by the Obligors to the Trustee, for the benefit of the Secured Creditors.

               PATENTS -- means and includes, in each case whether now existing or hereafter arising, all of the Obligors' right, title and interest in and to (a) any and all patents and patent applications, (b) inventions and improvements described and claimed therein, (c) reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof,
        (d) income, royalties, damages, claims and payments now or hereafter due and/or payable under and with respect thereto, including damages and payments for past and future infringements thereof, (e) rights to sue for past, present and future infringements thereof, and (f) all rights corresponding to any of the foregoing throughout the world.

               PERMITS AND WARRANTIES -- means all permits, licenses, manufacturer's warranties, performance guarantees, service contracts, maintenance contracts, and other similar general intangibles which are necessary for, or used or useful in connection with, the operation or use of any of the Collateral or any of the Mortgaged Real Estate.

               PERMITTED EQUIPMENT SALE - means a sale of Equipment of any Obligor in an arms-length transaction, PROVIDED that: (i) the consideration for such sale shall be at least equal to the fair market value of the items of Equipment so sold, as determined in good faith by the Board of Directors of such Obligor and as evidenced by a certified resolution of such Board of Directors delivered to the Trustee on or before the date of the transfer of title, together with an accurate and complete copy of the agreement pursuant to which such transaction is to be, or shall have been, consummated; and (ii) the consideration for such sale, when combined with the consideration for all other Equipment Sales (as hereinafter defined) consummated within the period of twelve consecutive months immediately preceding the transfer of title of such Equipment, shall not exceed $2,000,000 in the aggregate. As used herein, the term "Equipment Sales" means any and all sales of Equipment and any and all sales of like personal Property encumbered by any of the Security Documents prior to the consummation of such sale or sales.

               PERMITTED LIEN S -- means

                      (a) one or more Liens or security interests in favor of
               the Trustee securing the Secured Obligations and

                      (b) other Liens that comply with the terms of all of the
               Financing Documents, including Liens granted to the Agent pursuant to the Loan Agreement, provided such Liens are consistent in all respects with the Intercreditor Agreement.

               PERSON -- means an individual, sole proprietorship, partnership, corporation, trust, joint venture, unincorporated organization, limited liability company or a government or agency or political subdivision thereof.

               PROPRIETARY RIGHTS -- means all of the Obligors' now owned and hereafter arising or acquired Patents, Copyrights, and Trademarks, including those Proprietary Rights set forth on ANNEX 3 hereto, and all other rights under any of the foregoing, all extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing, and all rights to sue for past, present and future infringement of any of the foregoing.

               PROPERTY -- means any interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible.

               REAL ESTATE -- means all of the Obligors' now or hereafter owned or leased estates in real Property, including the real Property described on ANNEX 4.

               RECEIVABLES -- means and includes, as to each Obligor, (a) any and all rights to the payment of money or other forms of consideration of any kind (whether classified under the Uniform Commercial Code as accounts, contract rights, chattel paper, general intangibles, or otherwise) including accounts receivable, letters of credit and the right to receive payment thereunder, chattel paper, tax refunds, insurance proceeds, Contract Rights, notes, drafts, instruments, documents, acceptances, and all other debts, obligations and liabilities in whatever form from any Person, but excluding the Logo Athletic Note and the Vendor Note, (b) all guarantees, security and Liens for payment thereof, (c) all goods, whether now owned or hereafter acquired, and whether sold, delivered, undelivered, in transit or returned, which may be represented by, or the sale or lease of which may have given rise to, any such right to payment or other debt, obligation or liability, and
        (d) all proceeds of any of the foregoing.

               SECOND INDENTURE - has the meaning specified in Section 1.2.

               SECURED CREDITORS - means, collectively, the Trustee and the Noteholders.

               SECURED OBLIGATIONS -- means and includes, in each case whether now in existence or hereafter arising, (a) all principal, interest, premium, if any, and other obligations of the Company and the other Obligors under the Notes, the Indentures and the other Financing Documents, and (b) all indebtedness, liabilities, obligations, covenants and duties of the Obligors to any one or more of the Secured Creditors of every kind, nature and description arising under or in respect of this Agreement, the Notes or any of the other Financing Documents, whether direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note, and whether or not for the payment of money, including, without limitation, fees required to be paid and expenses required to be paid or reimbursed, indemnities, and any other amounts whatsoever.


               SECURITY DOCUMENTS - means this Agreement, the Financing Statements, the Patent Assignment, the Trademark Assignment, the Mortgages, and each other writing executed and delivered by any one or more of the Obligors securing the Secured Obligations.

               SUBSIDIARY GRANTOR -- has the meaning specified in the introductory sentence hereof.

               SWEATJET - has the meaning specified in the introductory sentence hereof.

               TAX REFUND CLAIMS - means all tax refund claims and all rights with respect thereto, including all rights to settle or compromise the amount of such claims, to file amendments and other documents with respect thereto, and to receive the proceeds thereof.

               TRADEMARK ASSIGNMENT -- means the Conditional Assignment and Trademark Security Agreement, dated on or about the Effective Date, entered into by the Trustee with the Obligors.

               TRADEMARKS - means and includes, in each case whether now existing or hereafter arising, all of the Obligors' right, title and interest in and to (a) trademarks (including service marks), trade names and trade styles and the registrations and applications for registration thereof and the goodwill of the business symbolized by the trademarks,
        (b) licenses of the foregoing, whether as licensee or licensor, (c) renewals thereof, (d) income, royalties, damages and payments now or hereafter due and/or payable with respect thereto, including damages, claims and payments for past and future infringements thereof, (e) rights to sue for past, present and future infringements thereof, including the right to settle suits involving claims and demands for royalties owing, and (f) all rights corresponding to any of the foregoing throughout the world.

               TRUSTEE -- has the meaning set forth in the introductory sentence hereof.

               TULTEX CANADA -- has the meaning specified in the introductory sentence hereof.

               TULTEX INTERNATIONAL -- has the meaning specified in the introductory sentence hereof.

               TULTEX MASSACHUSETTS -- has the meaning specified in the introductory sentence hereof.

               TULTEX VIRGINIA -- has the meaning specified in the introductory sentence hereof.

               UNIFORM COMMERCIAL CODE --means the Uniform Commercial Code as in effect from time to time in any specified or applicable jurisdiction.

               US BANK -- has the meaning specified in the introductory sentence hereof.

               VENDOR NOTE - means, collectively, (a) a promissory note dated July 1, 1997 of Textiles Arco, S.A. de C.V., as amended, payable to the Company in the amount of $198,000 as of April 3, 1999, and (b) the contract obligations due from [OMSA] and related parties under the agreement dated October 11, 1995, as amended on July 1, 1997, payable to the Company in the amount of $4,354,000 as of April 3, 1999.


            2.2    SECTION HEADINGS AND TABLE OF CONTENTS AND CONSTRUCTION, ETC.

                      (A) SECTION HEADINGS AND TABLE OF CONTENTS, ETC. The
               titles of the Sections of this Agreement and the Table of Contents of this Agreement appear as a matter of convenience only, do not constitute a part hereof and shall not affect the construction hereof. The words "herein," "hereof," "hereunder" and "hereto" refer to this Agreement as a whole and not to any particular Section or other subdivision. References to Sections are, unless otherwise specified, references to Sections of this Agreement. References to Annexes, Schedules, Exhibits and Attachments are, unless otherwise specified, references to Annexes, Schedules, Exhibits and Attachments attached to this Agreement.

                      (B) CONSTRUCTION. Each covenant contained herein shall be
               construed (absent an express contrary provision herein) as being independent of each other covenant contained herein, and compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with one or more other covenants.

                      (C)    OTHER TERMS AND RULES OF CONSTRUCTION.

                             (i) The terms "accounts," "chattel paper,"
                      "contract rights," "documents," "equipment,"
                      "instruments," "general intangibles," "investment property" and "inventory," as and when used in the lower case in this Agree ment (and not as a capitalized term) or the other Security Documents, shall have the meanings given those terms in the Uniform Commercial Code.

                             (ii) Unless otherwise specified, the word
                      "including" means "including but not limited to".

                             (iii) References to any legislation or statute or
                      code, or to any provisions of any legislation or statute or code, shall include any modification or reenactment of, or any legislative, statutory or code provision substituted for, such legislation, statute or code or provision thereof.

                             (iv) Unless otherwise specified with respect
                      thereto, references to any document or agreement (including this Agreement) shall include references to such document or agreement as amended, novated, supplemented, modified or replaced from time to time, so long as and to the extent that such amendment, novation, supplement, modification or replacement is either not prohibited by the terms of any Financing Document or is consented to by the Majority Noteholders and the Trustee.

                             (v) References to any Person include its successor
                      or permitted substitutes and assigns.


               2.3    SEPARATE AGREEMENTS.

               Notwithstanding that this Agreement is among each of the Obligors and the Trustee, this Agreement shall be construed and interpreted as a separate Agreement between each Obligor, respectively, and the Trustee, and any whole or partial invalidity of this Agreement in respect of any Obligor shall not have any effect on the validity or enforceability of this Agreement as among each other Obligor, respectively, as the case may be, and the Trustee.

               2.4    PARTIAL INVALIDITY.

               The unenforceability or invalidity of any provision or provisions of this Agreement shall not render any other provision or provisions contained in this Agreement unenforceable or invalid.

               2.5    GOVERNING LAW.

               THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE LIENS IN AND TO THE
                                              12

        COLLATERAL ARE GOVERNED BY THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

        3.     COLLATERAL

               3.1    GRANT OF SECURITY INTEREST.

                      (a) To secure the payment, observance and performance of
               the Secured Obligations, each Obligor hereby mortgages, pledges and assigns all of its right, title and interest in and to the Collateral to the Trustee, for the benefit of the Secured Creditors, and grants to the Trustee, for the benefit of the Secured Creditors, a continuing security interest in, and a continuing Lien upon, all of its right, title and interest in and to the Collateral.

                      (b) As additional security for all of the Secured
               Obligations, each Obligor grants to the Trustee and the Noteholders, for the benefit of the Trustee and the Noteholders, a security interest in, and assigns to the Trustee and the Noteholders, for the benefit of the Trustee and the Noteholders, all of such Obligor's right, title and interest in and to, any deposits or other sums at any time credited by or due from the Trustee and each Noteholder to such Obligor, or credited by or due from any participant of any Noteholder to such Obligor, with the same rights therein as if the deposits or other sums were credited by or due from such Noteholder. Each Obligor hereby authorizes the Trustee and each Noteholder to pay or deliver to the Trustee, for the account of the Trustee and the Noteholders, without any necessity on the Trustee's or any Noteholder's part to resort to other security or sources of reimbursement for the Secured Obligations, at any time during the continuation of any Event of Default or in the event that the Trustee, on behalf of the Secured Creditors, should make demand for payment under any Financing Document and without further notice to any Obligor (such notice being expressly waived), any of the aforesaid deposits (general or special, time or demand, provisional or final) or other sums for application to any Secured Obligation, irrespective of whether any demand has been made or whether such Secured Obligation is mature, and the rights given the Trustee and the Noteholders hereunder and under each other Financing Document are cumulative with such Person's other rights and remedies, including other rights of setoff. The Company will promptly notify the Trustee of its receipt of any such funds for application to the Secured Obligations, but failure to do so will not affect the validity or enforceability thereof. The Trustee may give notice of the above grant of a security interest in and assignment of the aforesaid deposits and other sums, and authorization, to, and make any suitable arrangements with, any Noteholder for effectuation thereof, and each Obligor hereby irrevocably appoints the Trustee as its attorney to collect any and all such deposits or other sums to the extent any such payment is not made to the Trustee or any Noteholder by such Noteholder.

               3.2    COLLATERAL-RELATED RIGHTS AND UNDERTAKINGS.

                      (A) CHIEF EXECUTIVE OFFICE; NOTICE OF CHANGES OF ADDRESS
               OR NAME. Each of the Obligors hereby represents, warrants and covenants to the Trustee that,

                             (1) the chief executive office of each of the
                      Obligors (and the office where all of the Books and Records of each of the Obligors are maintained) is located at the applicable address set forth on ANNEX 1, and

                             (2) the Inventory and Equipment currently owned by
                      such Obligor is physically located at the address or addresses set forth on ANNEX 2.

               None of the Obligors shall

                                    (1) change the address of such chief
                             executive office, or merge or consolidate with any Person or change its name, or

                                    (2) change the specified locations of such
                             Inventory (other than pursuant to sales of such Inventory in the normal course of business) and Equipment,

               unless such Obligor shall have given thirty (30) days prior written notice thereof to the Trustee.

                      (B) OWNERSHIP OF COLLATERAL; LIEN OF THE TRUSTEE; TAXES.
               Each of the Obligors hereby represents, warrants and covenants to the Trustee that the Collateral granted by each Obligor hereunder is now, and at all times shall be, solely owned by such Obligor free and clear of all Liens, security interests, claims and encumbrances, except Permitted Liens. Each of the Obligors hereby represents, warrants and covenants to the Trustee that the security interests of the Trustee in the Collateral are now, and shall at all times be, valid, perfected, first priority security interests in the Noteholder Priority Collateral (as defined in the Intercreditor Agreement) and perfected Liens, prior to all Liens other than those granted to the Agent pursuant to the Loan Agreement, on all of the Bank Priority Collateral (as defined in the Intercreditor Agreement), in all cases subject only to Permitted Liens. Each of the Obligors shall defend the Collateral from all claims and demands of all other Persons, except the holders of Permitted Liens. Each of the Obligors shall comply with the requirements of all state and federal laws, rules and regulations in order to grant the security interests herein granted in and to the Collateral, to maintain the perfection and priority of such security interests and to permit the Trustee to realize promptly and directly on such Collateral, as provided herein. Each of the Obligors shall pay all taxes, assessments and other claims lawfully levied or assessed on any of the Collateral, except to the extent that such taxes, assessments and other claims constitute Permitted Liens.

                      (C)    FINANCING STATEMENTS; FURTHER ASSURANCES

                             (i) Each of the Obligors hereby agrees to execute
                      such financing statements

                                    (A) as may be requested by the Trustee or
                             the Noteholders on or prior to the Effective Date, and

                                    (B) as the Trustee or the Majority
                             Noteholders may from time to time request, and

                                    (C) at all times take such action
                             (including, without limitation, the preparation and filing, at its own expense, of all continuation statements) as may be required to perfect (including in respect of after-acquired Property in the nature of Collateral) and to keep continuously perfected the Trustee's security interest and Lien in the Collateral.

                      The Trustee is hereby authorized by each of the Obligors to execute and file any such financing statements and continuation statements on such Obligor's behalf, unless prohibited by law, and, if such Obligor fails to make such filings within five (5) days of any request therefor by the Trustee, the Trustee shall make such filings subject to the provisions hereof.

                             (ii) Each of the Obligors shall, at its sole cost
                      and expense, perform all acts and execute all documents reasonably requested by the Trustee or the Majority Noteholders from time to time to evidence, perfect, preserve the priority of, maintain or enforce the Trustee's security interests granted herein or otherwise in furtherance of the provisions of this Agreement. At any time and from time to time, each of the Obligors shall, at its sole cost and expense, execute and deliver to the Trustee such financing statements pursuant to the Uniform Commercial Code or other applicable law of any applicable jurisdiction, and shall execute, acknowledge, deliver and record, or will cause to be executed, acknowledged, delivered or recorded, all such further instruments, deeds, conveyances, mortgages, supplemental indentures, transfers, continuation statements and assurances as are necessary or reasonably appropriate to perfect, preserve, protect, continue and maintain the perfection and priority of the Lien of the Trustee in and to the Collateral or, as the Trustee may reasonably require, for the better granting, bargaining, selling, remising, releasing, confirming, conveying, warranting, assigning, transferring, mortgaging, pledging, delivering and setting over to the Trustee every part of such security, or as may be required in order to transfer to any successor trustee or trustees the estate, powers, instruments and funds held in trust hereunder. Each of the Obligors hereby authorizes the Trustee to execute and file at any time and from time to time one or more financing statements or copies thereof or of this Agreement (and any continuation statements in respect thereof) with respect to the Collateral signed only by Trustee. In particular, and without limiting the generality of this clause (ii), (A) each of the Obligors shall comply with the foregoing provisions of this clause
                      (ii) with respect to (I) any and all of its Property located in any one or more of Canada and Mexico, and (II) any and all of its Property consisting of motor vehicles, and (B) the Company shall comply, prior to June 24, 1999, with the obligations described in clause (v) of the definition of "Event of Default" set forth herein.

                      (D) SALE OF COLLATERAL. No Obligor shall assign, sell,
               transfer, or otherwise dispose of, nor shall any Obligor suffer or permit any of the same to occur with respect to, any Collateral other than

                             (i) in respect of the sale of Inventory in the
                      ordinary course of business,

                             (ii) (A) as otherwise permitted under each of the
                      Financing Documents and (B) Equipment which is disposed of in a Permitted Equipment Sale,

                             (iii) in respect of the collection of checks,
                      drafts, money orders or other instruments in respect of the Receivables as contemplated by Section 3.2(i)(ii), or

                             (iv) with the prior written consent of the Majority
                      Noteholders.

               The foregoing notwithstanding and notwithstanding anything to the contrary in the Financing Documents, the Majority Noteholders may, in their sole discretion, withdraw the aforesaid permissions to assign, sell, transfer or otherwise dispose of Inventory upon the occurrence and continuance of any Event of Default.

                      (E) ACCESS TO COLLATERAL; MAINTENANCE OF BOOKS AND
               RECORDS. The Trustee shall at all times have free access to and right of inspection of the Collateral and any records pertaining thereto (and the right to make extracts from and to receive from the Obligors originals or true copies of such records and any papers and instruments relating to any Collateral upon request therefor at reasonable times and as reasonably requested). Each of the Obligors shall maintain the Books and Records and such other records as will enable it and the Trustee to accurately determine the status of the Collateral in a prompt manner. All of the Books and Records and such other records shall be maintained at the respective addresses set forth on ANNEX 1 until such time as any Obligor shall be permitted to change such location in accordance with this Section 3.2.

                      (F) USE OF EQUIPMENT; NOTICES REGARDING CHANGES IN
               EQUIPMENT.

                             (i) Each of the Obligors hereby represents,
                      warrants and covenants to the Trustee that all of the Equipment is used in the business of such Obligor (and not for personal, family, household or farming use) for lawful purposes only and in compliance in all material respects with all laws, rules and governmental regulations relating thereto.

                             (ii) Each Obligor will, at such Obligor's sole
                      expense, keep each item of Equipment (other than obsolete Equipment) in functional condition and repair, running and marketable condition.

                             (iii) The Obligors shall promptly (and in any event
                      within ten (10) Business Days) advise the Trustee and the Noteholders in sufficient detail of any substantial change relating to the type, quantity, quality or location of the Equipment or any event which would have a material adverse effect on the value of the Equipment.

                      (G)    [INTENTIONALLY DELETED].

                      (H)    INSURANCE.

                             (i) Anything contained in the other Financing
                      Documents notwithstanding, the Obligors agree to maintain insurance, with financially sound and reputable insurers, with respect to the Inventory and any returned, repossessed or reclaimed tangible personal Property included in the Collateral against casualties, contingencies, hazards and such other risks (including, without limitation,

                                    (A) fire, hurricane, tornado, wind damage,
                             and such other risks insured against by a standard all-risk property and fire insurance policy and endorsement for extended coverage and

                                    (B)     flood, earthquake and public
                             disturbance insurance)

                      and in such amounts (and with such reasonable deductibles) as shall be customary in the case of corporations of established reputations engaged in the same or a similar business and similarly situated (it being understood that the deductibles in respect of such insurance on the Effective Date shall be deemed to be reasonable for the purposes hereof). The Obligors shall deliver copies of the policies of such insurance to the Trustee, with satisfactory lender's loss payable endorsements naming the Trustee as loss payee to the extent of its interest and as such interest may appear. Each such policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than thirty (30) days prior written notice to the Trustee in the event of cancellation of the policy for any reason whatsoever and a clause that the interest of the Trustee shall not be impaired or invalidated by any act or neglect of any Obligor. If the Obligors shall fail to provide and pay for such insurance, or have the same provided and paid for, the Trustee, upon being instructed by the Majority Noteholders, may, at the sole expense of the Obligors, procure the same, but may not be required by the Obligors to do so. Each of the Obligors agrees to deliver to the Trustee, promptly as rendered, true copies of all material reports made in any reporting form to insurance companies.

                             (ii) Anything contained in the other Financing
                      Documents notwithstanding, each Obligor shall maintain or caused to be maintained insurance, with financially sound and reputable insurers, with respect to its Property (including, without limitation, the Collateral) and business covering any public and/or product liability of any Obligor, or its officers, agents or employees, and in such amounts as shall be customary in the case of corporations of established reputations engaged in the same or a similar business and similarly situated. The Trustee and each of the Noteholders shall be named as a co-insured on such policies. The Obligors shall deliver to the Trustee on the Closing Date evidence of insurance of the type and in the amounts provided for in this Section 3.2(h)(ii) being in full force and effect and payment of all premiums in respect thereof.

                      (I) COLLECTION OF RECEIVABLES, ETC. Anything herein to the contrary notwithstanding, but subject in all cases to the provisions of the Intercreditor Agreement:

                             (i) each of the Obligors shall remain responsible
                      and liable to perform all of its duties and obligations under or in respect of each of the Receivables;

                             (ii) until such time as the Trustee shall have
                      informed any of the Obligors to the contrary, the Obligors shall remain obligated to collect, and account for all proceeds in respect of, the Receivables and shall do so diligently and in accordance with reasonable commercial procedures and practices for similarly situated corporations and shall be entitled to retain and use such proceeds, and, if an Event of Default shall exist and if so instructed by the Trustee, each of the Obligors shall deliver all such proceeds to the Trustee, or as directed by the Trustee, for application to the Secured Obligations and the obligations secured by the Permitted Liens; and

                             (iii) the execution and delivery of this Agreement,
                      and the granting of the security interests in and to the Collateral, shall not subject the Trustee or any holder of the Secured Obligations to, or transfer or pass to such Persons, or in any way affect or modify, the liability of the Obligors under any or all of their respective Receivables or any obligations of the Obligors in connection therewith, it being understood and agreed that notwithstanding this Agreement, and the granting of the security interests in and to the Collateral, all of the obligations of each of the Obligors to each and every other party under each and every one of the Receivables shall be and remain enforceable by such other party, its successors and assigns, only against the Obligors, and the Trustee and each holder of Secured Obligations have not assumed any of the obligations or duties of any of the Obligors thereunder or in connection therewith.

                      (J) INDEMNIFICATION. Each of the Obligors hereby agrees to indemnify each of the Trustee and each holder of Secured Obligations, and hold each such Person harmless, from any and all liability, loss or damage which any such Person may or might incur by reason of any and all claims and demands whatsoever which may be asserted against any such Person arising out of, as a result of, or otherwise connected with, the security interests hereby granted to the Trustee by the Obligors under or in respect of any of the Collateral by reason of

                             (i) the failure by any of the Obligors to perform
                      any alleged obligations or undertakings required to be performed by such Obligor, as the case may be, under or in connection with the Collateral (including, without limitation, the failure of any warranty or representation (express or implied) in respect of the sale of any Inventory),

                             (ii) any failure by any of the Obligors, in
                      connection with any of the Collateral, to comply with any applicable federal, state or local law and the rules and regulations promulgated thereunder and

                             (iii) any bodily injury, death or property damage
                      occurring in connection with the sale, lease or use of the Collateral.

                      (K)    CERTAIN RIGHTS OF TRUSTEE.

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

                             (i) Neither the Trustee nor any holder of Secured
                      Obligations shall be obligated to, or be responsible for, the payment of any of the amounts or sums referred to in this Section 3.2 or the other performance of any of the undertakings of the Obligors hereunder. Each of the Obligors hereby agrees and acknowledges that neither the acceptance of this Agreement by the Trustee nor the exercise of, or failure to exercise, any right, power or remedy in this Agreement conferred upon the Trustee shall be deemed or construed to obligate the Trustee or any holder of Secured Obligations to pay any sum of money, take any other action or incur any liability in connection with, or collect or realize upon, any of the Collateral. It is further agreed and understood by each of the Obligors that the Trustee and the Noteholders shall not be liable in any way for any cost, expense or liability connected with, or any charge or liability arising from, any of the Collateral. All insurance expenses, all expenses of protecting, storing, warehousing, insuring, handling, maintaining and shipping the Collateral, and any and all excise, property, sales, use and other taxes imposed by any state, federal or local authority on any of the Collateral or in respect of the sale or other disposal thereof shall be borne and paid by the Obligors.

                             (ii) If any of the Obligors shall fail to pay any
                      of the aforesaid expenses and taxes, the Trustee may, at the instruction of the Majority Noteholders and at such Obligor's expense, pay the same, and any such payment shall be deemed an advance by the Trustee to such Obligor payable on demand together with interest at the highest rate then payable on any of the Secured Obligations. If any of the Obligors shall fail to perform any of its other undertakings or agreements or obligations under this Agreement, the Trustee may (but shall not be required to) itself perform, or cause performance of, such undertaking, agreement or obligation, and the expenses of the Trustee incurred in connection therewith shall be payable by such Obligor on demand together with interest at the highest rate then payable on any of the Secured Obligations and shall otherwise be treated as a Secured Obligation hereunder.

                             (iii) If, by reason of any suit or proceeding of
                      any kind, nature or description against any of the Obligors, or by any Obligor or any other party against any other Person, which in the Trustee's sole discretion makes it advisable for the Trustee to seek counsel for the protection and preservation of the Collateral, or to defend its own interest or the interests of the Noteholders, such out-of-pocket expenses and reasonable counsel fees shall be allowed to the Trustee and borne and paid by such Obligor.

                      (L) NO LIABILITY FOR SAFEKEEPING. Except to the extent
               specifically limited by applicable law, the Trustee shall not be liable or responsible in any way for the safekeeping of the Collateral or for any loss or damage thereto or for any diminution in the value thereof, or any act or default of any warehouseman, carrier, forwarding agency or other Person, but the same shall be at the sole risk of the Obligor owning such Collateral.

                      (M)    NO VIOLATION OF LAW.  No Obligor shall

                             (i) violate any law, ordinance or governmental rule
                      or regulation (including, without limitation, any Environmental Protection Laws) to which it or the Collateral is subject (except to the extent being contested in good faith by appropriate proceedings and for which reserves in respect of such Obligor's reasonably anticipated liability therefor have been established), nor

                             (ii) fail to obtain any license, permit, franchise
                      or other governmental authorization necessary to the ownership of the Collateral, the sale or lease of the Inventory, the collection of the Receivables, or the operation of the Equipment, which violation or failure to obtain might have a Material Adverse Effect.

                      (N) FURTHER ASSIGNMENTS; MARKING OF COLLATERAL. Each of
               the Obligors shall deliver to the Trustee, at such times and in such form as may be reasonably designated by the Trustee or the Majority Noteholders from time to time, assignments, reports and schedules relating to the Collateral. Upon request by the Trustee or the Majority Noteholders, each of the Obligors shall mark its books and records to reflect the security interests of the Trustee in the Collateral.

                      (O) PERMITS AND WARRANTIES. To further protect the
               security afforded by this Agreement with respect to the Permits and Warranties, each Obligor agrees:

                             (i) to faithfully abide by, perform and discharge
                      in all material respects each and every obligation, covenant, condition, duty and agreement which each or any of the Permits and Warranties provides are to be performed by such Obligor;

                             (ii) not to amend, assign, modify, cancel,
                      surrender, otherwise change or terminate any of the Permits and Warranties, or waive any provision thereof in any manner that would materially affect the security interest of the Trustee in the Permits and Warranties, without the written consent of the Trustee and the Majority Noteholders, except to the extent that such actions would not, individually or in the aggregate, have a Material Adverse Effect; and

                             (iii) to appear in and defend any action or
                      proceeding to the extent deemed necessary in its reasonable business judgment arising under, growing out of or in any manner connected with the obligations, covenants, conditions, duties, agreements or liabilities of such Obligor under any of the Permits and Warranties, at the sole cost and expense of such Obligor.

               3.3    COVENANT REGARDING ADDITIONAL REAL ESTATE AND LEASES.

                      (A) REAL ESTATE. Promptly upon any Obligor's acquisition
               of any fee or leasehold interest in any Real Estate, such Obligor shall deliver to the Trustee, for the benefit of the Secured Creditors, an executed Mortgage in form and substance satisfactory to the Trustee and the Majority Noteholders, conveying to the Trustee, for the benefit of the Secured Creditors, a first priority Lien on such Real Estate.

                      (b) LEASES. Promptly upon any Obligor's entry into any
               lease of Real Estate, such Obligor shall use its best efforts to deliver to the Trustee an executed landlord's agreement, release, subordination or waiver with respect to such lease in form and substance satisfactory to the Trustee and the Majority Noteholders.

               3.4    COVENANT REGARDING PROPRIETARY RIGHTS.

               Each Obligor shall take all action necessary or desirable, or that the Trustee may reasonably request, in order to obtain, after the Effective Date, sublicense agreements from licensors of Proprietary Rights to such Obligor, in each case, in form and substance satisfactory to the Trustee and the Majority Noteholders, except, in each case, to the extent the foregoing requirements are otherwise expressly waived by the Agent.

               3.5    COVENANT REGARDING NOTICES TO THE AGENT.

               Each Obligor shall deliver to the Trustee, contemporaneously with the delivery thereof to the Agent or any Lender, copies of any statement, report or certificate furnished to the Agent to the extent that the information contained in such statement, report or certificate has not already been delivered to the Trustee.

               3.6    ASSIGNMENT OF CLAIMS ACT.

               Subject to the Intercreditor Agreement, upon the request of the Trustee, the Obligors (or any of them) shall execute any documents or instruments and shall take such steps or actions reasonably required by the Trustee so that all monies due or to become due under any contract with the United States of America, the District of Columbia or any state, county, municipality or other domestic or foreign governmental entity, or any department, agency or instrumentality thereof, will be assigned to the Trustee, for the benefit of the Secured Creditors, and notice given in respect thereof in accordance with the Assignment of Claims Act of 1940, as amended, or any other law, rules or regulations relating to the assignment of any such contract or monies due or to become due.

        4.     REPRESENTATIONS AND WARRANTIES

               Each Obligor represents and warrants, as of the Effective Date, as follows:

               4.1    OWNERSHIP OF COLLATERAL.

               The Collateral being granted by such Obligor is owned solely by such Obligor, and no other Person has any right, title, interest, claim or Lien thereon, or thereto, except for Permitted Liens.

               4.2    INCORPORATION.

               Such Obligor:

                      (a) is a corporation duly incorporated, validly existing
               and in good standing under the laws of its jurisdiction of incorporation as set forth in the introductory sentence hereof;

                      (b) has all corporate power and authority necessary to own and operate its Properties and to carry on its business as now conducted and as presently proposed to be conducted;

                      (c) has all licenses, certificates, permits, franchises
               and other governmental authorizations necessary to own and operate its Properties and to carry on its business as now conducted and as presently proposed to be conducted, except where the failure to have such licenses, certificates, permits, franchises and other governmental authorizations, in the aggregate for all such failures, could not have a Material Adverse Effect; and

                      (d) has duly qualified or has been duly licensed, and is
               authorized to do business and is in good standing, as a foreign corporation, in each state in the United States of America and in each other jurisdiction where the failure to be so qualified or licensed and authorized and in good standing, in the aggregate for all such failures, could have a Material Adverse Effect.

               4.3    CORPORATE POWERS AND AUTHORIZATION.

               The execution, delivery and performance by such Obligor of this Agreement and all other instruments and documents to be delivered hereunder, and the transactions contemplated hereby and thereby, are within the corporate powers of such Obligor, have been duly authorized by all necessary corporate action and

                      (a) do not contravene such Obligor's certificate or
               articles of incorporation or bylaws or, to such Obligor's knowledge, any law, rule, regulation, order, writ, judgment, injunction or decree presently in effect having applicability to it,

                      (b) do not contravene any indenture, loan or credit
               agreement or any other material agreement, lease or instrument

                             (1) to which such Obligor is a party or

                             (2) by which such Obligor or its Property may be
                      bound or affected, and

                      (c) do not result in or require the creation of any Lien,
               security interest or other charge or encumbrance upon or with respect to any of its Properties (except as provided herein).

               4.4    GOVERNMENTAL FILINGS; REGISTRATION.

                      (A) FILINGS AND REGISTRATIONS. No authorization or
               approval or other action by, and no notice to or filing with, any Governmental Authority is required for

                             (i) the grant by each Obligor of the security
                      interest granted hereby or the due execution, delivery and performance by such Obligor of this Agreement or any other document or instrument to be delivered hereunder, or

                             (ii) the perfection of such security interest or
                      the exercise by the Trustee of its rights and remedies hereunder and under the other Financing Documents,

               except for the filings of the Uniform Commercial Code financing statements and filings under other applicable foreign laws, in each case filed to perfect the Liens created hereby on the Collateral, and filings with the United States Patent and Trademark Office required by the Trademark Assignment and the Patent Assignment, all of which shall be duly made on or immediately after the Effective Date and will, upon the filing thereof, be in full force and effect.

                      (B) NO OTHER FINANCING STATEMENTS. No effective financing
               statement which names any Obligor as debtor is on file in any jurisdiction except for the financing statements in respect of Permitted Liens.

               4.5    ENFORCEABILITY.

               All acts and proceedings required by law and by the certificate or articles of incorporation and bylaws of such Obligor necessary to constitute this Agreement a valid and binding agreement for the uses and purposes set forth herein, in accordance with its terms, have been done and taken. Assuming the corporate existence, power and authority of, and the due authorization, execution and delivery hereof by, the Trustee, this Agreement is the legal, valid and binding obligation of such Obligor, enforceable in accordance with its terms, except as the enforceability hereof may be

                      (a) limited by applicable bankruptcy, insolvency,
               reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally and

                      (b) subject to the availability of equitable remedies and
               judicial discretion in the enforcement thereof.

               4.6    LOCATION OF INVENTORY AND EQUIPMENT, ETC.

                      (A) LOCATION OF INVENTORY AND EQUIPMENT. Such Obligor does not currently hold, nor has such Obligor held at any time during the four months immediately preceding the date hereof, any interest in tangible personal Property constituting a part of the Collateral which is located in any location other than the locations listed on ANNEX 2.

                      (B) CHANGES OF NAME AND ADDRESSES. Such Obligor has not,
               in the last five (5) years,

                             (i) changed its name or operated all or a portion
                      of its business under any name other than its present legal name, except as otherwise stated on ANNEX 1, or

                             (ii) changed the address of its chief executive
                      office other than as set forth on ANNEX 1.

               4.7    PROPRIETARY RIGHTS.

               Such Obligor owns or possesses all Proprietary Rights necessary for the present and presently planned future conduct of its business, without any known conflict with the rights of others. All patents owned by such Obligor and all of the trademarks, service marks or trade names found on, or used in connection with the sale, lease or other disposition of, Inventory are set forth on Annex 3.

               4.8    RECEIVABLES.

                      (a) The Receivables evidenced by promissory notes or other instruments do not in the aggregate exceed $1,100,000 in amount.

                      (b) Each of the Receivables is a true and correct
               statement of the actual amount owing by each Account Debtor with respect thereto.

               4.9    REAL PROPERTY.

               None of the Obligors nor any of their respective Subsidiaries owns any Real Estate or leases any Real Estate other than as described on ANNEX 4.

               4.10   YEAR 2000 COMPLIANCE.

               Each Obligor (i) has initiated a review and assessment of all areas within its and each of its Subsidiaries' business and operations (including those affected by suppliers, vendors and customers) that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by such Obligor or any of its Subsidiaries (or suppliers, vendors and customers) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (ii) has developed a plan and timeline for addressing the Year 2000 Problem on a timely basis, and (iii) to date, implemented that plan in accordance with that timetable. Based on the foregoing, each Obligor believes that all computer applications (including those of its suppliers, vendors and customers) that are material to its or any of its Subsidiaries' business and operations are reasonably expected on a timely basis to be able to perform properly date-sensitive functions for all dates before and after January 1, 2000.

               4.11   ACCURACY OF PRELIMINARY STATEMENTS.

               Each statement contained in Section 1 of this Agreement is accurate.

        5.     DEFAULTS -- REMEDIES

               5.1    DEFAULT REMEDIES.

                      (A) GENERAL. If an Event of Default exists, the Trustee may

                             (i) exercise all of the rights and remedies
                      conferred in this Agreement, in the Indenture and in the other Financing Documents, and

                             (ii) exercise all of the rights and remedies of a
                      secured party under the Uniform Commerical Code and all of the rights and remedies in this Agreement or otherwise available at law or in equity.

                      (B)    RIGHTS AND REMEDIES.

                             (I) PAYMENTS TO LOCKBOX. If an Event of Default
                      exists, the Trustee may require the Obligors to instruct the Account Debtors to make payment thereof directly to the Trustee or to a Person or lockbox so designated by the Trustee. If an Event of Default shall exist and any Obligor receives any cash, checks, drafts, money orders or other instruments in payment of any Receivables, it shall hold the same in trust for the Trustee and shall segregate the same and shall promptly deliver the same (in the identical form as received) to the Trustee or to such Person or lockbox as the Trustee may designate.

                             (II) NOTIFICATION OF DEBTORS. If an Event of
                      Default shall exist, each of the Obligors authorizes the Trustee (but the Trustee shall not be obligated) to communicate with any Account Debtor or any other Person primarily or secondarily liable under a Receivable with regard to any delinquent payment or other payment status of such Receivable or any matter relating thereto or with regard to the verification that such Account Debtor did incur the obligations thereunder and the terms and provisions thereof. If an Event of Default exists, each of the Obligors agrees, upon the request of the Trustee, to notify each Account Debtor in writing of the assignment to the Trustee of its respective Receivables, the Trustee's security interest therein and any other matter relating thereto. Notwithstanding the immediately preceding sentence, the Trustee shall, during the existence of any Event of Default, have the right, without first making a request of the Obligor owning such Receivable, to notify each Account Debtor of the assignment to the Trustee of its respective Receivable, the Trustee's security interest therein and any other matter relating thereto.

                      (C) COLLECTION. The Trustee may, at any time and from time to time during the existence of any Event of Default, demand, sue for, collect or receive any money or Property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement reasonably deemed desirable by the Trustee with respect to, any Receivable, and/or extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any Receivable or any collateral, guaranty or insurance therefor or in respect thereof, all without notice to or consent by the Obligors and without otherwise discharging or affecting the Secured Obligations, the other Collateral or the security interest granted herein. Without limiting any of the foregoing, each of the Obligors hereby authorizes the Trustee and any agent or designee thereof during the existence of any Event of Default to take any and all steps in the name of such Obligor, necessary or desirable, in the determination of the Trustee or the Majority Noteholders, to collect all amounts due under any and all Receivables, including, without limitation, endorsing such Obligor's name on checks and other instruments representing collections and/or proceeds of Receivables and enforcing such Receivables.

                      (D) POSSESSION OF COLLATERAL; ENTRY OF PREMISES. If an
               Event of Default exists, the Trustee shall have the right, at any time or from time to time, to take immediate possession of any or all Collateral that is tangible personal Property, and may require each of the Obligors to assemble such Collateral, at the expense of each such Obligor, and to make it available to the Trustee at a place to be designated by the Trustee that is reasonably convenient to both parties, and may enter any of the premises of each of the Obligors (or wherever such Collateral shall be located) without force and with or without process of law, and keep and store the same on such premises until sold (and if such premises be the Property of any Obligor, such Obligor agrees not to charge the Trustee for storage thereof for a period of at least ninety (90) days after sale or disposition of such Collateral).

                      (E) BOOKS AND RECORDS. At the request of the Trustee at
               any time while an Event of Default exists, each of the Obligors shall assemble all of the Books and Records which evidence the Collateral and make the same available to the Trustee or its designee at a place selected by the Trustee or its designee.

                      (F) SALE OF COLLATERAL; COMMERCIAL REASONABLENESS. Each of
               the Obligors and the Trustee agree that ten (10) days notice to such Obligor of any public or private sale or other disposition of the Collateral shall be reasonable notice thereof, and such sale shall be at such reasonable location as the Trustee shall designate in such notice. Any other requirement of notice, demand or advertisement for sale is, to the extent permitted by law, waived by each of the Obligors. Sales for cash, or on credit to a wholesaler, retailer or user of the Collateral, at any public or private sale are all hereby deemed (without limitation) to be commercially reasonable (as defined in the Uniform Commercial Code as in effect in any applicable jurisdiction). The Collateral may be sold at any private or public sale in one or more lots. The Trustee shall have, to the extent permitted by applicable law, the right to bid at any such public sale on behalf of any one or more Noteholders (who shall also have the right to bid individually).

                      (G) CERTAIN OFFSET RIGHTS IN RESPECT OF COLLATERAL. If an
               Event of Default exists, the Trustee may also, with or without proceeding with sale or foreclosure or demanding payment of the Secured Obligations, without notice, appropriate and apply to the payment of the Secured Obligations and the other obligations secured under this Agreement any and all Collateral in its possession (including, without limitation, any and all balances, credits, deposits, accounts, reserves, or other moneys due or owing to any of the Obligors held by the Trustee hereunder or otherwise) in accordance with the provisions of the Indentures.

                      (H) UNDERTAKINGS CUMULATIVE. All covenants, conditions,
               provisions, warranties, guaranties, indemnities and other undertakings of the Obligors contained in this Agreement or any other Financing Document, or in any document referred to in this Agreement or any other Financing Document or contained in any agreement supplementary to this Agreement or any other Financing Document, shall be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions or agreements of the Obligors contained in this Agreement or any other Financing Document.

                      (I) PAYMENT OF EXPENSES AND CHARGES. Each of the Obligors
               shall be obligated, jointly and severally, to pay to the Trustee all out-of-pocket expenses (including court costs and reasonable attorneys' fees and expenses) of, or incident to, the enforcement of any of the provisions of this Agreement and all other charges due against the Collateral, including, without limitation, taxes, assessments, security interests, Liens or encumbrances upon the Collateral and any expenses, including transfer or other taxes, arising in connection with any sale, transfer or other disposition of Collateral.

               5.2    OTHER ENFORCEMENT RIGHTS.

               The Trustee may proceed to protect and enforce this Agreement by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement in this Agreement contained or in execution or aid of any power in this Agreement granted, or for foreclosure under this Agreement, or for the appointment of a receiver or receivers for the Collateral or any part thereof, for the recovery of judgment for the obligations secured by this Agreement or for the enforcement of any other proper, legal or equitable remedy available under applicable law.

               5.3    POWER OF ATTORNEY.

               Each Obligor hereby makes, constitutes and appoints the Trustee the true and lawful agent and attorney in fact of such Obligor with full power of substitution:

                      (a) if an Event of Default shall exist, to receive, open
               and dispose of all mail addressed to such Obligor and remove therefrom any notes, checks, drafts, money orders or other instruments included in the Collateral, with full power to endorse the name of such Obligor upon any such checks, drafts, money orders, or other instruments relating to the Collateral and to effect the deposit and collection thereof, and the further right and power to endorse the name of such Obligor on any other document relating to the Collateral;

                      (b) if an Event of Default exists, to sign the name of
               such Obligor to drafts against its debtors, to notices to such debtors, to assignments and notices of assignments, financing statements, continuation statements or other public records or notices and all other instruments and documents; and

                      (c) to do any and all things necessary to take action in
               the name and on behalf of such Obligor to carry out the provisions of this Agreement.

        Each of the Obligors agrees, in the absence of willful wrongdoing or gross negligence, that neither the Trustee nor any of its agents, designees or attorneys-in-fact will be liable for any acts of commission or omission, or for any error of judgment or mistake of fact or law with respect to the exercise of the power of attorney granted under this
        Section 5.3. The power of attorney granted under this Section 5.3 is coupled with an interest and shall be irrevocable so long as any Secured Obligation remains outstanding.

               5.4    EFFECT OF SALE, ETC.

                      (A) TITLE. Any sale or sales pursuant to the provisions of this Agreement, whether under any right or power granted hereby or pursuant to any legal proceedings, shall operate to divest each of the Obligors of all of any such Obligor's right, title, interest, claim and demand whatsoever, either at law or in equity, of, in and to the Collateral, or any part thereof, so sold, and any Property so sold shall be free and clear of any and all rights of redemption by, through or under such Obligor. At any such sale any holder of Secured Obligations may, to the extent permitted by applicable law, bid for and purchase the Property sold and may make payment therefor as set forth in Section 5.4(b), and any such Person so purchasing any such Property, upon compliance with the terms of sale, may hold, retain and dispose of such Property without further accountability.

                      (B) APPLICATION OF PROCEEDS. The receipt by the Trustee,
               or by any Person authorized under any judicial proceedings to make any such sale, of the proceeds of any such sale shall be a sufficient discharge to any purchaser of the Collateral, or of any part thereof, sold as aforesaid; and no such purchaser shall be bound to see to the application of such proceeds, or be bound to inquire as to the authorization, necessity or propriety of any such sale. In the event that, at any such sale, any holder of Secured Obligations is the successful purchaser, it shall be entitled, for the purpose of making settlement or payment, to use and apply such Collateral to its Secured Obligations by crediting thereon the amount apportionable and applicable thereto out of the net proceeds of such sale.

               5.5    DELAY OR OMISSION; NO WAIVER.

               No course of dealing on the part of the Trustee or any holder of Secured Obligations nor any delay or failure on the part of the Trustee or such holder to exercise any right shall impair such right or operate as a waiver of such right or otherwise prejudice the Trustee's or such holder's rights, powers and remedies. No waiver by the Trustee or any holder of Secured Obligations of any Default or Event of Default, whether such waiver be full or partial, shall extend to or be taken to affect any subsequent Default or Event of Default, or to impair the rights resulting therefrom except as may be otherwise expressly provided in this Agreement. Every right and remedy given by this Agreement, by any other Financing Document or by law to the Trustee or any holder of Secured Obligations may be exercised from time to time as often as may be deemed expedient by such Person.

               5.6    RESTORATION OF RIGHTS AND REMEDIES.

               If the Trustee shall have instituted any proceeding to enforce any right or remedy under this Agreement or under any other Financing Document and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then and in every such case the Trustee, the Obligors and the Noteholders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions under this Agreement and under the other Financing Documents, and thereafter all rights and remedies of the Trustee and the Noteholders shall continue as though no such proceeding had been instituted.

               5.7    APPLICATION OF PROCEEDS.

               The proceeds of any exercise of rights with respect to the Collateral, or any part thereof, and the proceeds and the avails of any remedy under this Agreement shall be paid to the Trustee and applied by the Trustee for the ratable benefit of the Noteholders, based on the outstanding principal amount of Notes held by each Noteholder, in accordance with the provisions of the Indentures. If there is a deficiency, each of the Obligors shall, subject always to the other provisions of this Agreement, remain liable therefor and shall forthwith pay the amount of any such deficiency to the Trustee.

               5.8    CUMULATIVE REMEDIES.

               No remedy under this Agreement or under any other Financing Document is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given under this Agreement or under any other Financing Document or otherwise existing; nor shall the giving, taking or enforcement of any other or additional security, collateral or guaranty for the payment or performance of the Secured Obligations operate to prejudice, waive or affect the security of this Agreement or any rights, powers or remedies under this Agreement, nor shall the Trustee or the holder of any Secured Obligation be required to look first to, enforce or exhaust any such other or additional security, collateral or guaranties.

               5.9    WAIVERS BY THE OBLIGORS.

                      (ii Each of the Obligors hereby waives notice of
               acceptance of this Agreement. Each of the Obligors further waives presentment and demand for payment of any of the Secured Obligations, protest and notice of dishonor or default with respect to any of the Secured Obligations, and all other notices to which such Obligor might otherwise be entitled.

                      (ii Each of the Obligors (to the extent that it may
               lawfully do so) covenants that it shall not at any time insist upon or plead, or in any manner claim or take the benefit or advantage of, any stay (except in connection with a pending appeal), valuation, appraisal, redemption or extension law now or at any time hereafter in force that, but for this waiver, might be applicable to any sale made under any judgment, order or decree based on this Agreement or any other Financing Document; and each of the Obligors (to the extent that it may lawfully do so) hereby expressly waives and relinquishes all benefit and advantage of any and all such laws and hereby covenants that it will not hinder, delay or impede the execution of any power in this Agreement or therein granted and delegated to the Trustee, but that it will suffer and permit the execution of every such power as though no such law or laws had been made or enacted.

               5.10   CONSENT.

               Each of the Obligors hereby consents that from time to time (before or after the occurrence or existence of any Event of Default, with or without notice to or assent from such Obligor)

                      (a) any Collateral or other security at any time held by
               or available to the Trustee or any holder of Secured Obligations for any of the Secured Obligations, or any other security at any time held by or available to the Trustee or such holder for any obligation of any other Person secondarily or otherwise liable for any of the Secured Obligations, may be exchanged with the Person providing such Collateral or other security, surrendered or released, and

                      (b) any of the Secured Obligations may be changed,
               altered, renewed, extended, continued, surrendered, compromised, waived or released, in whole or in part,

        in each case as the Trustee or the holder thereof may see fit, and such Obligor shall remain bound under this Agreement notwithstanding any such exchange, surrender, release, change, alteration, renewal, extension, continuance, compromise, waiver or release.

        6.     MISCELLANEOUS

               6.1    COMMUNICATIONS.

               All communications under this Agreement shall be in writing and shall be made to the Persons and addresses, and in the manner, provided in the Indentures.

               6.2    WAIVER AND AMENDMENT.

               No provision of this Agreement shall be waived, amended, modified or supplemented except by a written instrument executed by the Obligors and the Trustee in accordance with the Indentures.

               6.3    SURVIVAL.

               All warranties, representations, certifications and covenants made by the Obligors in this Agreement and in the other Financing Documents or in any certificate or other document or instrument delivered by it or on behalf of it under this Agreement or any other Financing Document shall be considered to have been relied upon by the Trustee and each holder of the Secured Obligations and shall survive the delivery to each holder of Secured Obligations of any instrument or other document evidencing the same regardless of any investigation made by the Trustee, any of the Noteholders or on their behalf. All statements in any such certificate or other instrument shall constitute warranties and representations by the Obligors under this Agreement. This Agreement shall be binding upon the Obligors and inure to the benefit of and be enforceable by the Trustee and the Noteholders.

               6.4    SUCCESSORS AND ASSIGNS.

               Whenever any of the parties to this Agreement is referred to, such reference shall be deemed to include the successors and assigns of such party, and all the covenants, promises and agreements in this Agreement contained by or on behalf of any of the Obligors, or by or on behalf of the Trustee, shall bind and inure to the benefit of the respective successors and assigns of such parties whether so expressed or not.

               6.5    REPRODUCTION OF DOCUMENTS.

               This Agreement and all documents relating thereto may be reproduced by the Trustee by any photographic, photostatic, microfilm, micro-card, miniature photographic, digital or other similar process and the Trustee may destroy any original document so reproduced. Each of the Obligors agrees and stipulates that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by the Trustee in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

               6.6    ADDITIONAL PARTIES.

               Any Person which becomes a Subsidiary of the Company or any other Obligor after the Effective Date shall execute and deliver an acknowledgement and agreement in the form of Exhibit A and, upon acceptance thereof by the Trustee, such Subsidiary shall become an "Obligor" under this Agreement for all purposes and shall be deemed to have made the covenants and agreements of each Obligor set forth herein as of the date of the execution and delivery of such acknowledgment and agreement (including, without limitation, the grant of the security interest contained in Section 3.1) and shall comply with all other obligations to be performed by an Obligor party hereto.

               6.7    CONSISTENT WITH INDENTURES AND INTERCREDITOR AGREEMENT.

               Any and all rights granted to the Trustee under this Agreement are to be held and exercised by the Trustee as trustee for the benefit of the Noteholders, pursuant to the provisions of the Indentures. To the extent set forth in the Financing Documents and any other document or instrument creating or evidencing any Secured Obligation, each of the Noteholders shall be a beneficiary of the terms of this Agreement. Any and all obligations under this Agreement of the parties to this Agreement, and the rights and indemnities granted to the Trustee under this Agreement, are created and granted consistent with, and in furtherance (and not in limitation) of, the terms of the Indentures and the Intercreditor Agreement. Nothing in this Agreement expressed or implied is intended or shall be construed to give to any Person other than the Obligors, the Noteholders, and the Trustee any legal or equitable right, remedy or claim under or in respect of this Agreement or any covenant, condition or provision herein contained, and all such covenants, conditions and provisions are and shall be held to be for the sole and exclusive benefit of the Obligors, the Noteholders and the Trustee.

               6.8    TERM OF AGREEMENT.

               This Agreement shall be and remain in full force and effect until all of the Secured Obligations shall have been indefeasibly paid in full; PROVIDED, that all indemnities of the Obligors contained in this Agreement shall survive, and remain operative and in full force and effect regardless of, the termination of this Agreement.

               6.9    ENTIRE AGREEMENT.

               This Agreement constitutes the final written expression of all of the terms hereof and is a complete and exclusive statement of those terms.

               6.10   EXECUTION IN COUNTERPART

               This Agreement may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by each party to this Agreement, and each set of counterparts which, collectively, show execution by each party to this Agreement shall constitute one duplicate original.

             [Remainder of page blank. Next page is signature page.]

               IN WITNESS WHEREOF, EACH OF THE OBLIGORS has caused this Agreement to be executed by an authorized officer, and U.S. BANK NATIONAL ASSOCIATION, as Trustee, has caused this Agreement to be executed by an authorized officer, all as of the day and year first above written.
                                    TULTEX CORPORATION


                                    By:__________________________________
                                    Name:
                                    Title:

                                    CALIFORNIA SHIRT SALES, INC.


                                    By:__________________________________
                                    Name:
                                    Title:

                                    DOMINION STORES, INC.


                                    By:__________________________________
                                    Name:
                                    Title:

                                    TULTEX/T-SHIRT CITY, INC.


                                    By:__________________________________

                                    Name:
                                    Title:

                                    TRACK GEAR, INC.


                                    By:__________________________________

                                    Name:
                                    Title:






          [Signature Page to Master Collateral and Security Agreement]

                                   AKOM, LTD.


                                   By:__________________________________

                                   Name:
                                   Title:

                                   DOMINION DISTRIBUTION, INC.

                                   By:__________________________________

                                   Name:
                                   Title:

                                   LIGA MAYOR DE MEXICO, S.A. DE C.V.


                                   By:__________________________________

                                   Name:
                                   Title:

                                   TULTEX SUBSIDIARY (VA), INC.


                                   By:__________________________________

                                   Name:
                                   Title:

                                   TULTEX SUBSIDIARY (MASS), INC.


                                   By:__________________________________

                                   Name:
                                   Title:

                                   TULTEX CANADA, INC.


                                    By:__________________________________

                                    Name:
                                    Title:


          [Signature Page to Master Collateral and Security Agreement]

                                     SWEATJET INCORPORATED


                                     By:__________________________________

                                     Name:
                                     Title:

                                     TULTEX INTERNATIONAL, INC.


                                     By:__________________________________

                                     Name:
                                     Title:

                                     U.S. BANK NATIONAL ASSOCIATION,
                                     AS TRUSTEE


                                     By:__________________________________

                                     Name:
                                     Title:

          [Signature Page to Master Collateral and Security Agreement]

                                     ANNEX 1

     PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY AND THE SUBSIDIARY GRANTORS;
                          LOCATION OF BOOKS AND RECORDS

                                [To be Provided]



                                    Annex 1-1

                                     ANNEX 2

                      LOCATIONS OF INVENTORY AND EQUIPMENT


                                [To be Provided]


                                    Annex 2-1

                                     ANNEX 3

                       TRADEMARKS, TRADE NAMES AND PATENTS


                                [To be Provided]


                                    Annex 3-1

                                     ANNEX 4

                                   REAL ESTATE


                                [To be Provided]

                                    Annex 4-1

                                     ANNEX 5

                         FIVE SPECIFIED REAL PROPERTIES


        1.  Brownsville, TX -- Dominion Distribution, Inc.

        2. Fullerton, CA - Tultex Corporation/California Shirt Sales, Inc.

        3. San Diego, CA - California Shirt Sales, Inc.

        4. Oakland, CA - Tultex Corporation/California Shirt Sales, Inc.

        5.Cincinnati/Sycamore Township, OH (new location) - Tultex Corporation, as sublessee (T-Shirt City)









                                    Annex 5-2

                                     ANNEX 6

                         NINE SPECIFIED REAL PROPERTIES

   1.  Phoenix, AZ - Tultex Corporation, sublessee (Dominion Distribution, Inc.)

   2. Charlotte, NC - Track Gear, Inc.

   3. Tempe, AZ - Tultex Corporation (California Shirt Sales, Inc.)

   4. Las Vegas, NV - - Tultex Corporation/California Shirt Sales, Inc.

   5. Honolulu, HI - Tultex Corporation/California Shirt Sales, Inc.

   6. Kent, WA - Tultex Corporation/California Shirt Sales, Inc.

   7. Charlotte, NC - Tultex/T-Shirt City, Inc.

   8. Mansfield, MA - Tultex/T-Shirt City, Inc.

   9. Mississaugua, Ontario (warehouse) - Tultex Canada



                                    Annex 6-3

                                                                       EXHIBIT A

                            [FORM OF ACKNOWLEDGMENT AND AGREEMENT]

                                 ACKNOWLEDGMENT AND AGREEMENT

MASTER COLLATERAL AND SECURITY AGREEMENT, DATED AS OF MAY 7, 1999, AMONG TULTEX CORPORATION, THE SUBSIDIARY GRANTORS PARTY THERETO, AND U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE (AS MAY BE AMENDED, RESTATED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE "SECURITY AGREEMENT")

                                                                          [DATE]

               Reference is made to Section 6.6 of the Security Agreement as defined above; capitalized terms used herein and not otherwise defined herein shall have the meanings specified by the Security Agreement. The undersigned is a Subsidiary of the Company or another Obligor and, in accordance with the terms of the Security Agreement, is required to become a party to the Security Agreement. By execution and delivery of this Acknowledgment and Agreement and, upon acceptance hereof by the Trustee, the undersigned hereby becomes a party to the Security Agreement for all purposes, agrees to comply with all of the covenants and agreements of each Obligor set forth in the Security Agreement as of the date hereof (including, without limitation, the grant of the security interest contained in Section 3.1 of the Security Agreement) and agrees to comply with all other obligations to be performed by an Obligor under the Security Agreement.

               The correct legal name and address of the undersigned and its address for all communications is set forth on Annex 1 hereto.

               This Acknowledgment and Agreement hereby incorporates by reference the provisions of the Security Agreement, which are deemed to be a part hereof, and this Acknowledgment and Agreement shall also be deemed to be a part of the Security Agreement.

                                                  [NAME OF OBLIGOR]


                                                   By:________________________
                                                   Name:
                                                   Title:

        Accepted as of the date first above written:
        U.S. BANK  NATIONAL ASSOCIATION, as Trustee


        By:____________________________
        Name:
        Title:

                                         Exhibit A-1

                                     Annex 1

                    [NAME AND ADDRESS OF OBLIGOR TO BE ADDED]





                                   Exhibit A-2